UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2006

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)


          Bermuda                     001-16625                 98-0231912
(State or other jurisdiction       Commission File           (I.R.S. Employer
     of incorporation)                  Number            Identification Number)


               50 Main Street                            10606
           White Plains, New York                       Zip code)
  (Address of principal executive offices)


                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

            On April 27, 2006, Bunge Limited issued a press release reporting first quarter results for 2006. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02.



Item 9.01   Financial Statements and Exhibits
            ---------------------------------
       (a) None

       (b) None

       (c) Exhibits

       Exhibit No.                  Description
       -----------                  -----------

       99.1                         Press Release, dated April 27, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 27, 2006


                                      BUNGE LIMITED


                                      By:  /S/ WILLIAM M. WELLS
                                           ---------------------------------
                                           Name:  William M. Wells
                                           Title: Chief Financial Officer

                                    EXHIBITS



Exhibit No.                         Description
-----------                         -----------

  99.1                              Press Release, dated April 27, 2006